UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-09749

Lifetime Achievement Fund, Inc.

(Exact name of Registrant as specified in charter)

15858 West Dodge Road

Suite 310

Omaha, NE 68118

(Address of principal executive offices)

Manarin Investment Counsel, Ltd.

15858 West Dodge Road

Suite 310

Omaha, NE 68118

(Name and address of agent for service)

Registrant's telephone number, including area code: (402) 330-1166

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940.

Lifetime Achievement Fund
ANNUAL REPORT  DECEMBER 31, 2011

A Fund of Funds Managed by Manarin Investment Counsel, Ltd.

[w] www.lifetimeachievementfund.com
[t] 888.339.4230

THE LIFETIME ACHIEVEMENT FUND seeks long-term capital appreciation and growth of investment. The Fund seeks to achieve its objective by investing in a portfolio of non-proprietary mutual funds and exchange-traded funds (“ETFs”). The Fund offers instant and broad diversification with the ease of investing in a single mutual fund. Investors gain exposure to a wide range of asset classes and investment styles including large, mid, and small capitalization funds; growth and value style funds; domestic funds; international funds including emerging markets; precious metals; and real estate. This strategy yields a globally and geopolitically diversified portfolio of 10 to 20 funds allocated to meet the Fund’s objective.

INCEPTION DATE

July 5, 2000

TICKER SYMBOL

LFTAX

CUSIP

53220T109

TOTAL NET ASSETS

$158.90 Million

BENCHMARKS

MSCI World Index and S&P 500 Index

There is no guarantee the Fund will achieve its objective.

Investors should carefully consider the Fund’s investment objective, risks, charges and expenses before investing. For a prospectus that contains this and other information about the Fund, please call Lifetime Achievement Fund at (888) 339-4230, read the prospectus carefully before investing. The Fund is distributed by Northern Lights Distributors, LLC, member FINRA. Northern Lights Distributors, LLC and Manarin Investment Counsel, Ltd.
are not affiliated.

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Lifetime Achievement Fund, Inc.

Lifetime Achievement Fund, Inc.

SHAREHOLDER LETTER

January 2012

Dear fellow shareholders,

2011 was full of uncertainty including a natural disaster in Japan that disrupted supply chains early in the year, continued Middle East revolutions, and world-wide government debt issues including a downgrade of US Treasury debt by Standard & Poor’s. These headlines made markets quite volatile during the year.

10-Year US Treasury bond yields went from 3.30% to 1.89%, even touching 1.67% at one point in the year. So, let us try to explain this — a rating agency tried to tell the world that US debt was riskier than it has been in the past, and people responded by buying more US Treasury bonds at a higher price and lower yield! It will be interesting to see how long this craziness lasts and how long the Federal Reserve continues its manipulative actions here. Our opinion is this will not last forever; eventually markets will drive interest rates higher and US Treasury bond investors will be punished as bond prices will drop.

Performance Review

Stocks had a roller-coaster ride during the year with a near 20% selloff occurring in late summer. US stocks performed better than foreign markets due to the worry over the Euro and the European debt situation. However, there was also a wide range price swing within the sectors of the Standard & Poor’s (“S&P”) 500®. At the extremes, utilities returned a positive 20% whereas financials returned -17%. It was a challenging market to say the least. Remember, we attempt to be a go-anywhere fund of funds that seeks out bargains based on fundamentals. The market seldom moves in the short run on fundamentals. For the year, the Fund owned some positions in small capitalization stocks, foreign stocks, and gold-mining stocks which underperformed the S&P 500®, which is made up of large capitalization, US stocks. Lifetime Achievement Fund decreased 7.90% for the year ended December 31, 2011 after all fees and expenses.(1) The Fund trailed the S&P 500® Index, which increased 2.11% and trailed the Morgan Stanley Capital International (“MSCI”) World Index, which decreased 5.54% during the same period. The Fund is positioned for an eventual return of the market to favoring fundamentals, namely corporate earnings and the price investors pay for those earnings. This started to take shape during the last part of 2011.

The Fund’s investment strategy can and will have periods of underperformance. Our goal, as seen in the table on page 6, is capital appreciation over the long run.

Portfolio Review

We wrote in last year’s annual report letter,  “We are still optimistic about returns in the future, but we look for temporary price declines during corrections to increase our risk level once again.” We made several portfolio moves during 2011 that we feel will benefit the Fund in the future. We feel that the European debt crises has created an opportunity to buy quality, stable cash-flow generating European companies at a discount that are exporting their goods all over the globe. The Fund took a position in Mutual European Fund — Class Z to take advantage of this opportunity. This fund invests at least 80% of its net assets in securities of European companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). In addition, the manager hedges the Euro currency risk in the portfolio. The price of gold started the year around $1,400/oz., peaked around $1,900/oz., then ended the year around $1,600/oz. The Fund took advantage of the higher gold prices during the year by selling some of Franklin Gold & Precious Metals Fund — Advisor Class. As this hedge position gets above our target range, we may continue to take profits to allocate to other areas of the market we see as undervalued. As gold decreased down to its current level, we initiated a position in a Swiss exchange traded fund called ZKB Gold ETF. This ETF invests exclusively

(1)	Performance does not reflect the maximum 2.50% sales charge which will reduce the performance quoted.

in physical gold held in vaults by its custodian, Zürcher Kantonalbank. We are seeking to find more and better ways to protect our portfolio during downside market moves. We also decided to take a tax loss and sell the Fund’s position in the Direxion Daily 20+ Year Treasury Bear 3X. With the aforementioned Federal Reserve’s unprecedented involvement (QE1&2, Operation Twist, etc.) in the interest rate market, we think it could take longer than we initially thought for rates to rise. We may look at reinitiating this position down the road. We did initiate some leverage during the late summer selloff in the stock market and added to numerous current positions. We also made a manager change due to performance issues in our small capitalization value allocation. We sold Delaware Small Cap Value Fund — Institutional Class and Franklin Small Cap Value — Advisor Class, and purchased Heartland Value Plus Fund — Institutional Class. This fund seeks to capture the long-term capital appreciation of small-cap stocks, while potentially mitigating volatility by focusing on dividend-paying companies. The fund also has low portfolio turnover and has a more concentrated portfolio owning around 70 positions.

Economic Review & Outlook

Looking ahead, the fundamentals look quite attractive for stocks. We believe that stock valuations are cheap and corporate earnings and balance sheets are strong. Take a look at this chart(2) below. A low-interest rate environment can yield a higher P/E ratio and vice versa. Remember, the 10-Year US Treasury bond yield hit 15.8% in 1981! Therefore, after factoring in interest rates, stocks can be seen by this measure as cheaper than at times during the 1980s.

In addition, corporate earnings for S&P 500 companies grew about 14% for 2011 through continued cost savings and revenue growth. We believe that the private job market looks like it has bottomed and is accelerating. There are currently over 3.3 million job openings, a three-year high. Auto sales have picked up and the housing market may be finding a bottom. Retail sales have continued to rise. Some corporations have been increasing their dividend payouts and stock buyback programs as well.

(2)	Source: BEA, Federal Reserve Board, Wilshire Associates, JP Morgan Asset Management. Data as of 12/31/11.

Let’s be clear, there are plenty of problems and questions still to work through. No one knows exactly how the European debt crises will play out, but will most likely be some combination of fiscal union and discipline and old-fashioned money printing. Will America wake up and deal with our debt and spending problems? The market will also have to deal with the political rhetoric of an election year. Therefore, we expect the yo-yo climbing a flight of stairs to continue and volatility could be higher than usual for 2012. We are attempting to position the Fund to take advantage of undervalued areas of the market that should perform well as fundamentals drive the long-term returns of ownership positions, i.e. common stock. We believe the cost of long-term success is that we must live with the uncomfortable daily market swings. We promise to continue our mission of helping our shareholders build and maintain wealth for the long term.

Peace and Goodwill,

Roland Manarin
President — Portfolio Manager

Aron Huddleston, CFA
Vice President — Portfolio Manager

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

One of Manarin’s Governing Principles is that we will communicate our beliefs as candidly as possible, because we believe our shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding investment selection, Fund holdings, and the market are forward looking statements which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. We use forward looking statements like “believe,” “expect,” or “anticipate” or other similar expressions when discussing our opinions however we cannot assure future results and achievements.

0109 — NLD — 1/18/2012

Lifetime Achievement Fund, Inc.
EXPENSE EXAMPLE (Unaudited)
For the Six Months Ended December 31, 2011

As a shareholder of Lifetime Achievement Fund, Inc. (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period* 7/1/11 – 12/31/11
Actual	$1,000.00	$870.90	$6.32
Hypothetical (5% return before expenses)	$1,000.00	$1,018.24	$6.82
*	Expenses are equal to the Fund's annualized expense ratio of 1.34%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). Expenses include 12b-1 rebates made by the Distributor, as discussed in Note 4 to the financial statements.

PORTFOLIO HOLDINGS AS A PERCENTAGE OF TOTAL
INVESTMENTS (Unaudited)

December 31, 2011

Lifetime Achievement Fund, Inc.
PERFORMANCE SUMMARY (Unaudited)

As of December 31, 2011

AVERAGE ANNUAL TOTAL RETURNS*
	1 Year	5 Year	10 Year	Since Inception (July 5, 2000)
Lifetime Achievement Fund with 2.50% sales load	-10.20%	-2.42%	4.92%	0.78%
Lifetime Achievement Fund without 2.50% sales load	-7.90%	-1.93%	5.19%	1.01%
MSCI World Index	-5.54%	-2.37%	3.62%	0.41%
S&P 500® Index	2.11%	-0.25%	2.92%	0.52%

Comparison of change in value of $10,000 invested in the Fund and comparable indices from 12/31/01 to 12/31/11
(includes 2.50% maximum sales load for the Fund)*

*	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns include the reinvestment of all Fund distributions. The performance information quoted in this annual report assumes reinvestment of all dividend and capital gain distributions, if any, and all charts and tables reflect past performance which is not predictive of future results. Performance information current to the most recent month end can be obtained by calling (888) 339-4230.

The Morgan Stanley Capital International (“MSCI”) World Index is a market-capitalization-weighted index maintained by MSCI and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies.

The Standard and Poor’s (“S&P”) 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

The indices do not reflect any deductions for fees, brokerage commissions, taxes or other expenses associated with investing in equity securities. In addition, the indices are unmanaged and an investor cannot invest directly in an index.

Lifetime Achievement Fund, Inc.
SCHEDULE OF INVESTMENTS
December 31, 2011

	Shares	Value
Mutual Funds: 96.9%
Diversified Emerging Markets: 2.1%
Invesco Developing Markets Fund – Class Institutional†	114,522	$3,265,035
Equity Precious Metals: 5.6%
Franklin Gold and Precious Metals Fund – Advisor Class†	66,603	2,537,567
OCM Gold Fund – Advisor Class†	268,570	6,322,132
		8,859,699
Large Growth: 10.5%
Alger Capital Appreciation Institutional Fund – Class I†	845,302	16,677,810
Large Value: 9.9%
John Hancock Classic Value Fund – Institutional Class†	1,021,525	15,700,840
Mid-Cap Value: 9.4%
JPMorgan Value Advantage Fund – Institutional Class†	822,630	14,947,192
Multisector Bond: 1.3%
Loomis Sayles Strategic Income Fund – Class Y†	139,762	2,005,591
Real Estate: 4.9%
Forward Select Income Fund – Institutional Class†	357,783	7,871,222
Region Fund – European: 3.9%
Mutual European Fund – Class Z†	327,577	6,207,580
Small Growth: 6.4%
Pioneer Oak Ridge Small Cap Growth Fund – Class Y†	363,581	10,158,456
Small Value: 32.3%
Allianz NFJ Small-Cap Value Fund – Institutional Class†	526,899	15,374,920
Franklin MicroCap Value Fund – Advisor Class†	541,915	15,130,262
Heartland Value Plus Fund – Institutional Class†	753,710	20,870,240
		51,375,422
World Stock: 10.6%
Polaris Global Value Fund†	694,763	8,837,380
Wintergreen Fund – Investor Class*†	567,382	7,994,406
		16,831,786
Total Mutual Funds (Cost $127,670,442)		153,900,633
Exchange Traded Funds: 5.7%
Commodity: 1.5%
ZKB Gold ETF*	4,850	2,404,305
Growth – Small Cap: 4.2%
Direxion Daily Small Cap Bull 3X Shares*†	147,925	6,625,561
Total Exchange Traded Funds (Cost $9,754,854)		9,029,866

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
SCHEDULE OF INVESTMENTS (continued)
December 31, 2011

	Shares	Value
Equity Securities: 2.2%
Telecommunication Services: 2.2%
Level 3 Communications, Inc.*†	210,000	$3,567,900
Total Equity Securities (Cost $11,927,223)		3,567,900
	Principal Amount
Short-Term Investments: 0.8%
UMB Bank, n.a. Money Market Fiduciary†,±	$1,205,266	1,205,266
Total Short-Term Investments (Cost $1,205,266)		1,205,266
Total Investments: 105.6% (Cost $150,557,785)		167,703,665
Liabilities less all other assets: (5.6)%		(8,866,798)
Net Assets: 100.0%		$158,836,867

Footnotes:

†	As of December 31, 2011, all or a portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $164,927,779 as of December 31, 2011. The loan agreement requires continuous collateral whether the loan has a balance or not. See Note 7 to the financial statements.
*	Non-income producing security.
±	The short-term investment earns interest at variable rates. At December 31, 2011, the interest rate was 0.01%.

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011

Assets
Investments at value (cost $150,557,785)*	$167,703,665
Interest receivable	9
Receivable for fund shares sold	49,109
Prepaid expenses and other assets	17,445
Total assets	167,770,228
Liabilities
Loan payable	8,500,000
Payable for fund shares redeemed	144,978
Management fees payable	100,814
Distribution and service (12b-1) fees payable	87,113
Interest payable	17,778
Directors’ fees payable	6,229
Chief Compliance Officer fees payable	500
Other accrued expenses	75,949
Total liabilities	8,933,361
Net assets	$158,836,867
Net assets consist of:
Paid-in-capital	$169,789,844
Accumulated net realized loss on investments	(28,098,857)
Net unrealized appreciation on investments	17,145,880
Net assets	$158,836,867
Capital stock, $.002 par value:
Authorized	2,000,000,000
Issued and outstanding	8,349,126
Net asset value and redemption(a) price per share (net assets/share outstanding)	$19.02
Maximum offering price per share (net asset value, plus 2.56% of net asset value or 2.50% of offering price)	$19.51
*	As of December 31, 2011, all or a portion of the Investments have been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $164,927,779 as of December 31, 2011. The loan agreement requires continuous collateral whether the loan has a balance or not. See Note 7 to the financial statements.
(a)	See Note 8 to financial statements.

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
STATEMENT OF OPERATIONS
For the year ended December 31, 2011

Investment income
Dividends from mutual funds	$2,172,586
Interest	131
Total investment income	2,172,717
Expenses
Management fees	1,260,878
Interest expense	81,458
Distribution and service (12b-1) fees	420,293
Administrative and fund accounting fees	141,305
Transfer agent fees and expenses	94,941
Professional fees	52,626
Chief Compliance Officer fees	40,463
Reports to shareholders	36,645
Federal and state registration fees	36,268
Custody fees	27,472
Directors’ fees	18,994
Miscellaneous expenses	19,118
Total expenses	2,230,461
Current 12b-1 fees rebated by Distributor*	(45,095)
Net expenses	2,185,366
Net investment loss	(12,649)
Realized and unrealized gain/(loss) on investments
Capital gain distributions from mutual funds	4,004,201
Net realized gain (loss) on:
Investments	5,650,419
Foreign currency	(534)
Change in unrealized appreciation/depreciation on investments	(22,900,970)
Net realized and unrealized loss on investments	(13,246,884)
Net decrease in net assets resulting from operations	$(13,259,533)
*	See Note 4 to financial statements.

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
Change in net assets from operations
Net investment income/(loss)	$(12,649)	$250,891
Capital gain distributions from mutual funds	4,004,201	1,416,275
Net realized gain/(loss) on investments and foreign currency	5,649,885	(810,406)
Change in unrealized appreciation/depreciation on investments	(22,900,970)	28,342,605
Retroactive rebate of 12b-1 fees by Distributor	—	1,878,680
Net increase/(decrease) in net assets resulting from operations	(13,259,533)	31,078,045
Distributions
From income	(2,828,153)	—
Return of capital	(44,738)	—
Total distributions	(2,872,891)	—
Capital share transactions
Proceeds from sale of shares	18,234,283	12,241,087
Proceeds from reinvestment of distributions	2,803,221	—
Redemption of shares	(14,091,384)	(16,611,225)
Redemption fees	1,123	140
Net increase/(decrease) in net assets resulting from capital share transactions	6,947,243	(4,369,998)
Total increase/(decrease) in net assets	(9,185,181)	26,708,047
Net assets
Beginning of year	168,022,048	141,314,001
End of year	$158,836,867	$168,022,048
Accumulated net investment income	$—	$2,315,400
Transactions in shares
Shares sold	885,113	667,239
Proceeds from reinvestment of distributions	146,996	—
Shares redeemed	(672,557)	(904,747)
Net increase/(decrease)	359,552	(237,508)

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
STATEMENT OF CASH FLOWS
For the year ended December 31, 2011

Increase (Decrease) in Cash
Cash flows provided by/(used for) operating activities:
Net decrease in net assets resulting from operations	$(13,259,533)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(49,802,196)
Sales of long-term portfolio investments	34,292,537
Purchases of short-term portfolio investments, net	(608,276)
Increase in interest and dividends receivable	(2)
Increase in prepaid expenses and other assets	(1,186)
Decrease in distribution and service (12b-1) fees payable	(12,240)
Decrease in management fees payable	(2,400)
Decrease in interest payable	(20,659)
Decrease in Directors’ fees payable	(6)
Increase in Chief Compliance Officer fees payable	248
Increase in other accrued expenses	9,207
Net realized gain on investments	(5,650,419)
Change in unrealized appreciation/depreciation on investments	22,900,970
Net cash used for operating activities	(12,153,955)
Cash flows provided by/(used for) financing activities:
Proceeds from sale of shares	18,251,961
Redemption of shares	(14,529,459)
Proceeds from redemption fees	1,123
Dividends paid to shareholders, net of reinvestments	(69,670)
Net cash provided by loan payable	8,500,000
Net cash provided by financing activities	12,153,955
Net increase in cash	—
Cash at beginning of year	—
Cash at end of year	$—

Supplemental disclosure of cash flow information (each of which is included above in the line titled “Net decrease in net assets resulting from operations”):

Interest payments for the year were $102,118.

Current 12b-1 fee rebates by Distributor for the year were $45,095; see Note 4 to financial statements.

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $2,803,221.

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
FINANCIAL HIGHLIGHTS

	(For a share outstanding throughout each year)
	Year Ended December 31, 2011		Year Ended December 31, 2010		Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Selected per share data
Net asset value, beginning of year	$21.03		$17.18		$11.71	$21.35	$23.09
Income/(loss) from investment operations
Net investment income/(loss)(a)	(—	)(d)	0.04		(0.05)	(0.08)	(0.09)
Net realized and unrealized gain/(loss) on investments	(1.66)		3.58		5.52	(9.54)	0.05
Retroactive rebate of 12b-1 fees by Distributor(b)	—		0.23		—	—	—
Total income/(loss) from investment operations	(1.66)		3.85		5.47	(9.62)	(0.04)
Distributions and other
Less distributions from realized gains	—		—		—	(0.01)	(1.70)
Less income distributions	(0.34)		—		—	(0.01)	—
Return of capital	(0.01)		—		—	—	—
Redemption fees(c)	—	(d)	—	(d)	— (d)	— (d)	— (d)
Total distributions and other	(0.35)		—		—	(0.02)	(1.70)
Net asset value, end of year	$19.02		$21.03		$17.18	$11.71	$21.35
Total Return(e)	(7.90)%		22.41%		46.71%	(45.00)%	(0.28)%
Ratios and supplemental data
Net assets, end of year (in thousands)	$158,837		$168,022		$141,314	$94,309	$169,291
Ratio of operating expenses to average net assets	1.30	%(f)	1.57	%(f)	1.99%	2.22%	1.72%
Ratio of operating expenses (excluding interest expense) to average net assets	1.25	%(f)	1.27	%(f)	1.40%	1.38%	1.29%
Ratio of net investment income/(loss) to average net assets	(0.01	)%(f)	0.17	%(f)	(0.37)%	(0.43)%	(0.45)%
Portfolio turnover rate	20%		6%		10%	51%	9%
(a)	Recognition of the Fund’s net investment income is affected by the timing of dividend declarations of investment funds. The expenses of the investment funds are excluded from the Fund’s expense ratio.
(b)	See Note 4 to financial statements.
(c)	See Note 8 to financial statements.
(d)	Less than $0.01 per share.
(e)	Total return represents aggregate total return and does not reflect a sales charge.
(f)	Amounts include current 12b-1 fees rebated by distributor. The ratio of current 12b-1 fees rebated by distributor to average net assets for the years ended December 31, 2011 and December 31, 2010 were 0.03% and 0.06%, respectively.

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
December 31, 2011

1. Organization

Lifetime Achievement Fund, Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on September 2, 1999. The Fund currently consists of one series of common stock. The Fund invests primarily in investment companies, including exchange-traded funds (“Investment Funds”).

Shares of common stock of the Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights.

At a meeting held on December 1, 2011, the Board of Directors, including the Independent Directors, considered and unanimously approved an Agreement and Plan of Reorganization and Termination (the “Agreement”). Under the Agreement, the Fund, organized as a Maryland corporation on September 2, 1999, will assign all of its assets and liabilities to a new fund, which will continue to be named the Lifetime Achievement Fund (the “New Fund”), a series of Northern Lights Fund Trust III, a Delaware business trust (the “Trust”), in exchange for a number of New Fund shares equivalent in number and value to shares of the Fund outstanding immediately prior to February 24, 2012 or as soon as practicable thereafter (the “Closing Date”), followed by a distribution of those shares to Fund shareholders so that each Fund shareholder would receive shares of the New Fund equivalent to the number of Fund shares held by such shareholder on the Closing Date. The Trust is a newly organized non-diversified open-end management investment company that is currently being registered with the SEC.

To assist shareholders in considering the Agreement, shareholders received a combined proxy statement that describes the reorganization, which is intended to be tax-free. If approved by shareholders, the reorganization is expected to be completed in late February 2012 or as soon as practicable thereafter.

If the reorganization is approved and implemented, shareholders of the Fund will become shareholders of the New Fund. The New Fund’s investment objectives and investment strategies are identical in all material respects to the investment objectives and principal investment strategies of the Fund. In addition, the current investment adviser to the Fund will continue as the investment adviser to the New Fund. The only material difference is that the New Fund will be organized as a business trust under the laws of the State of Delaware, rather than as a corporation under the laws of the State of Maryland.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“Accounting Principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Investments in mutual funds are valued at the net asset value of each fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in securities traded on a national securities exchange, including exchange-traded funds, are valued at the last sales price on that exchange. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are generally valued at the mean of the last quoted bid and ask prices. For securities for which market quotations are not readily available, Manarin Investment Counsel, Ltd. (the “Manager”) values these securities at fair value in accordance with procedures approved by the Board. The Board reviews these valuations quarterly.

Fair Value Measurements and Disclosures — Accounting Principles require disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotations obtained from pricing services)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Lifetime Achievement Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2011

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2011, in valuing the Fund’s assets:

Sector	Level 1	Level 2	Level 3
Mutual Funds
Diversified Emerging Markets	$3,265,035	$—	$—
Equity Precious Metals	8,859,699	—	—
Large Growth	16,677,810	—	—
Large Value	15,700,840	—	—
Mid-Cap Value	14,947,192	—	—
Multisector Bond	2,005,591	—	—
Real Estate	7,871,222	—	—
Region Fund — European	6,207,580	—	—
Small Growth	10,158,456	—	—
Small Value	51,375,422	—	—
World Stock	16,831,786	—	—
Exchange Traded Funds
Commodity	2,404,305
Growth — Small Cap	6,625,561	—	—
Equity Securities
Telecommunication Services	3,567,900	—	—
Short-Term Investments	1,205,266	—	—
Total	$167,703,665	$—	$—

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in Accounting Principles and the International Financial Reporting Standards (“IFRSs’). ASU No. 2011-04 amends FASB Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Dividend income and distributions from Investment Funds are recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

Cash — The Fund classifies amounts on deposit with the Fund’s custodian as operating cash. These amounts, which are typically transferred daily to a short-term investment, earn interest at variable interest rates and are listed in the Schedule of Investments as Short-Term Investments. At December 31, 2011, the interest rate was 0.01%.

Federal Income Taxes — The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”), and distribute all taxable income to its shareholders. Therefore, no provision has been recorded for federal income or excise taxes.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of the federal income and excise tax provisions impacting regulated investment companies (“RICs”), including simplification provisions on asset diversification and qualifying income tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carryforward for capital losses. In general, the provisions of the Act will be effective for taxable years beginning after December 22, 2010, the date of enactment.

The character of distributions made during the year from net investment income or net realized gain may differ in character for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

On the statement of assets and liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2011. The following reclassifications were primarily a result of the differing book/tax treatment of distributions from Investment Funds and had no impact on the net assets of the Fund.

Paid-in-capital	$(535)
Accumulated net investment income/loss	525,402
Accumulated net realized loss on investments	(524,867)

As of December 31, 2011, the cost of securities, on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

Cost of Investments	$150,557,785
Gross Unrealized Appreciation	$33,377,705
Gross Unrealized Depreciation	(16,231,825)
Net Unrealized Appreciation on Investments	$17,145,880

Lifetime Achievement Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2011

As of December 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$—
Undistributed Long-Term Capital Gains	—
Accumulated Earnings	—
Accumulated Capital and Other Losses	(28,098,857)
Unrealized Appreciation	17,145,880
Total Accumulated Deficit	$(10,952,977)

As of December 31, 2011, the Fund had a capital loss carryforward of $26,448,105, which expires December 31, 2017. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

During the year ended December 31, 2011, the Fund utilized $9,647,593 of capital loss carryforwards.

Under the Act, the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, the date of enactment of the Act, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At December 31, 2011, the Fund had net realized capital losses from transactions between November 1, 2011 and December 31, 2011 of $1,650,752 which for tax purposes, are deferred and will be recognized in the year 2012.

The tax character of distributions paid during the years ended December 31, 2011 and 2010 were as follows:

	2011	2010
Distribution paid from:
Ordinary income	$2,827,618	$—
Return of capital	45,273	—
Long-term capital gains	—	—
Total Distributions	$2,872,891	$—

Accounting for Uncertainty in Income Taxes  —  Accounting Principles require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not'' standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not'' recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Accounting Principles requires management of the Fund to analyze all open tax years 2008-2011, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the taxable year ended December 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Subsequent Events — Events and transactions have been evaluated by management for subsequent events. Except for matters previously disclosed including those related to the reorganization of the Fund as disclosed in Note 1, management has determined that there were no material events that would require disclosure or recognition in the Fund’s financial statements.

3. Guarantees and Indemnifications

In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Manager believes the risk of loss to be remote.

4. Related Parties

The Fund pays the Manager a monthly fee for its services calculated at the annual rate of 0.75% of the average daily net assets of the Fund. However, the Manager has voluntarily agreed to waive its fees and/or reimburse the Fund’s operating expenses at least through May 1, 2012, to the extent necessary to ensure that “Other Expenses” of the Fund do not exceed 0.50% of the Fund’s average daily net assets, excluding interest expense, distribution expense, and cost of Fund borrowings. For the year ended December 31, 2011, the Manager made no reimbursements to the Fund, nor did it waive any of its fees because Other Expenses did not exceed 0.50% of the Fund’s average daily net assets. The fees paid to the Manager are reviewed annually by the Fund’s Board of Directors. A discussion regarding the basis for the Board’s approval of the investment advisory agreement with the Manager is available in the Fund’s Semi-Annual Report dated June 30, 2011.

The Fund paid approximately $19,000 to Independent Directors during the year ended December 31, 2011. The Fund pays the salary of the Fund’s Chief Compliance Officer. No other Officer

Lifetime Achievement Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2011

or Director who is affiliated with the Manager currently receives any compensation from the Fund for acting as an Officer or Director of the Fund.

In June 2010, the Securities & Exchange Commission staff (“SEC”) informed the Fund that the retention of distribution and/or shareholder servicing (12b-1) fees paid by the Investment Funds to the Fund's distributor was contrary to a representation made to the SEC staff in 2000. Therefore, in June 2010, Manarin Securities Corporation (the “Distributor”), rebated to the Fund all 12b-1 fees the Distributor previously received from the Investment Funds (approximately $1.9 million). The Fund’s average annual total returns excluding retroactive 12b-1 fees rebated by Distributor at December 31, 2010 are estimated as follows:

	1 Year	5 Year	10 Year	Since Inception
With 2.50% sales load	18.05%	3,16%	3.44%	1.54%
Without 2.50% sales load	21.07%	3.69%	3.70%	1.79%

The Distributor has also agreed that it will rebate to the Fund any and all future 12b-1 fees the Investment Funds may disburse to the Distributor. These amounts are, and future amounts will be, included in the Fund’s Statement of Operations in the account titled “Current 12b-1 fees rebated by Distributor.”

5. Purchases and Sales of Securities

The Fund’s cost of purchases and proceeds from sales of investment companies and securities, other than short-term securities were $49,802,196 and $34,292,537, respectively, for the year ended December 31, 2011.

6. Distribution Plan

A distribution plan was adopted by the Fund pursuant to Rule 12b-I under the 1940 Act which permits the Fund to pay the Distributor, personnel of the Distributor, and other financial intermediaries a fee not to exceed 0.25% of the average daily net assets of the Fund on an annual basis for distribution of Fund shares. The Fund made payments of $434,347 for distribution of Fund shares during the year ended December 31, 2011. Of this amount, payments totaling $415,734 were made to the Distributor, an affiliate of the Manager, and personnel of the Distributor under the distribution plan during the year ended December 31, 2011.

As described in a prospectus supplement dated December 30, 2011 to the Fund’s prospectus dated May 1, 2011, the Distributor completed its service as the Fund’s distributor at the close of business December 30, 2011. Effective January 1, 2012, Northern Lights Distributors, LLC will serve as the Fund’s distributor.

7. Loan and Pledge Agreement

The Fund has a $40 million revolving credit agreement with UMB Bank n.a. (“UMB Loan Agreement”) to engage in permitted borrowing. The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted subject to the Fund’s investment limitations. Amounts borrowed under the UMB Loan Agreement are invested by the Fund under the direction of the Manager, consistent with the Fund’s investment objectives and policies, and as such are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The loan is fully collateralized throughout the term of the loan with securities or other assets of the Fund that have an aggregate market value of at least three times the loan balance. Securities that have been pledged as collateral for the loan are indicated in the Schedule of Investments.

Borrowings under the UMB Loan Agreement are charged interest at a calculated rate computed by UMB Bank n.a. based on the Federal Funds rate plus 1.75%, with a minimum rate of 2.50%. The loan is due on demand. The loan balance at December 31, 2011 was $8,500,000. For the year ended December 31, 2011 information related to borrowings under the UMB Loan Agreement is as follows:

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Year
2.54%	$3,213,699	193	$81,458	$8,500,000

8. Redemption Fee

A 2.00% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions of shares made within 90 days of purchase date. Redemption fees are recorded by the Fund as a redemption of Fund shares and as a credit to paid-in-capital. For the year ended December 31, 2011 the Fund received $1,123 in redemption fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and the Shareholders of
Lifetime Achievement Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Lifetime Achievement Fund, Inc., including the schedule of investments, as of December 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2007 were audited by other auditors, whose report dated February 20, 2008 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lifetime Achievement Fund, Inc. as of December 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 28, 2012

Lifetime Achievement Fund, Inc.
OTHER INFORMATION (Unaudited)

Tax Information

For the year ended December 31, 2011, 71.85% of dividends paid from net investment income earned during the current fiscal year qualifies for the dividends received deduction available to corporate shareholders of the Fund.

For the year ended December 31, 2011, 100.00% of dividends paid from net investment income earned during the current fiscal year is designated as qualified dividend income.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Finally, the information on the Fund’s Form N-Q is available, upon request, by calling the Fund at (402) 330-1166 or at its toll-free number (800) 397-1167.

Proxy Voting Policies

The policies and procedures that the Fund uses to determine how to vote proxies relating to its investments is available without charge, upon request, by calling the Fund’s toll-free number at (800) 397-1167 or by visiting the Fund’s website at http://www.lifetimeachievementfund.com. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies for each 12 month period ending June 30 is filed with the SEC on Form N-PX. Such information, when filed, is available without charge, upon request, by calling the Fund’s toll-free number at (800) 397-1167 or by visiting the Fund’s website at http://www.lifetimeachievementfund.com. Such information is also available on the SEC’s website at http://www.sec.gov.

Lifetime Achievement Fund, Inc.
DIRECTORS AND OFFICERS (Unaudited)

Information concerning the Directors and Officers of the Fund as of December 31, 2011 is set forth below.

Name, Age, Position(s) Held with the Fund and Address(a)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Complex Overseen by Directors	Other Directorships Held by Directors
Roland R. Manarin(1) (67) President and Chairman since inception – July 2000 15858 West Dodge Road, Suite 310 Omaha, NE 68118	President, Director, Investment Adviser Representative and Portfolio Manager, Manarin Investment Counsel, Ltd., since February 1983; President, Roland Manarin & Associates, since February 1983; President, Director, Treasurer, Registered Representative and Registered Principal, Manarin Securities Corporation, since October 1994.	1	None
Aron Huddleston(1),(2) (33) Vice President since May 2004; 15858 West Dodge Road, Suite 310 Omaha, NE 68118	Vice President (since June 2004), Portfolio Manager (since January 2002) and Investment Adviser Representative (since July 2001), Manarin Investment Counsel Ltd.; Vice President (since June 2004) and Registered Representative (since May 2001), Manarin Securities Corporation; Vice President (since June 2004) and Sales Assistant (2001 – 2004), Roland Manarin & Associates.	N/A	N/A
Deborah Koch(1) (39) Secretary since May 2004 15858 West Dodge Road, Suite 310 Omaha, NE 68118	Chief Operating Officer (2004 – 2009), Chief Compliance Officer (since August 2004) and Secretary (since 2005), Manarin Investment Counsel, Ltd.; Financial and Operations Principal (since March 2004), Secretary (since 2005) and Chief Compliance Officer (since August 2004), Manarin Securities Corporation; Chief Operating Officer (March 2004 – 2009), Roland Manarin & Associates; OSJ Manager, Life Investors (an insurance agency), from March 1999 to March 2004.	N/A	N/A
N. Lynn Bowley (53) Chief Compliance Officer and Treasurer since August 2010 15858 West Dodge Road, Suite 310 Omaha, Nebraska 68118	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
Jerry Vincentini (71) Director since inception – July 2000 15858 West Dodge Road, Suite 310 Omaha, NE 68118	Retired; formerly, a business owner.	1	None
Dr. BodoTreu(3) (54) Director since inception – July 2000 15858 West Dodge Road, Suite 310 Omaha, NE 68118	Physician, Alegent Family Care Clinic (family practice clinic), since 1987.	1	None
Mark H. Taylor, PhD CPA (47) Director since February 2007 15858 West Dodge Road, Suite 310 Omaha, Nebraska 68118	Professor of Accountancy, Case Western Reserve University since August 2009; Professor and John P. Begley Endowed Chair in Accounting, Creighton University, 2002 – 2009; Member AICPA Accounting Standards Board, since December 2008; Academic Fellow, Securities and Exchange Commission, Office of the Chief Accountant, Professional Practice Group, from August 2005 to July 2006.	1	Northern Lights Fund Trust (66 portfolios) Northern Lights Variable Trust (7 portfolios) Ladenburg Thalmann Alternative Strategies Fund

(a) Each director serves until the earlier of his resignation, removal, disqualification or death, or until his successor is duly elected and qualified. Officers are elected by the Board annually.

(1) Considered an “Interested Person” of the Fund as defined in the 1940 Act by virtue of their respective position with the Manager.

(2) Mr. Huddleston is Roland Manarin’s son-in-law.

(3) Dr. Treu is Roland Manarin’s nephew.

Additional information about the Fund’s directors is available in the Statement of Additional Information. The Statement of Additional information is available, without charge, upon request by calling us at (800) 397-1167.

BOARD OF DIRECTORS

Roland R. Manarin
Mark H. Taylor
Dr. Bodo Treu
Jerry Vincentini

OFFICERS

Roland R. Manarin, Chairman and President
Aron Huddleston, Vice President
Deborah Koch, Secretary
N. Lynn Bowley, Chief Compliance Officer and Treasurer

LEGAL COUNSEL

Thompson Hine LLP Columbus, Ohio

CUSTODIAN

UMB Bank, n.a.
Kansas City, Missouri

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP 1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103

DISTRIBUTOR

Northern Lights Distributors, LLC
4020 South 147th Street
Omaha, Nebraska 68137

INVESTMENT MANAGER

Manarin Investment Counsel, Ltd.
15858 West Dodge Road, Suite 310
Omaha, Nebraska 68118
(402) 330-1166

0247-NLD-2/9/2012

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The Registrant has made no amendments to its Code of Ethics during the period covered by this report.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The Registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed March 7, 2008, with accession number 0000950137-08-003375.

(2) Not applicable.

(3) Not applicable.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that it has two “audit committee financial experts” serving on its audit committee, both of whom are “independent.” These persons are Mark Taylor and Jerry Vincentini. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the Registrant’s audit committee or Board of Directors.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.

Aggregate fees billed for professional services rendered by BBD, LLP (“BBD”) during fiscal 2011 for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Fiscal year ended December 31, 2011	$16,500
Fiscal year ended December 31, 2010	$16,500

(b) Audit-Related Fees.

Aggregate fees billed for assurance and related services rendered by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under "Audit Fees" above.

Audit related fees are those which relate to the audit but are not included in its cost. There were no audit-related fees billed during the periods listed below.

Fiscal year ended December 31, 2011	$ 0
Fiscal year ended December 31, 2010	$ 0

(c) Tax Fees.

Aggregate fees billed for professional services rendered by RSM McGladrey, Inc. (“RSM”) to the Registrant for tax compliance, tax advice, tax planning and review of tax filings.

Tax fees charged by RSM relate to the reviewing of filings and financial statements. Tax fees for the fiscal year ended December 31, 2010 include $3,750 related to a review of the tax treatment of 12b-1 fees rebated by the Distributor.

Fiscal year ended December 31, 2011	$2,175
Fiscal year ended December 31, 2010	$6,600

(d) All Other Fees.

Aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than services reported under “Audit Fees”, “Audit-Related Fees” and “Tax Fees” above.

None.

(e)

(1) The Registrant's Audit Committee has adopted a pre-approval policy relating to audit and non-audit services to be provided by the Registrant's principal accountant. Under this policy, the engagement terms and fees of the Registrant's annual audit must be specifically pre-approved by the Audit Committee. In accordance with the terms of the Audit Committee's pre-approval policy, certain audit-related services and tax services have already received the general pre-approval of the Audit Committee. Any services that have not already been approved by the Audit Committee in accordance with its pre-approval policy must be specifically pre-approved by the Audit Committee before the service can be rendered. In regards to services that have already received the general approval of the Audit Committee in accordance with the terms of its pre-approval policy, the Audit Committee will be informed promptly of any such services rendered by the Registrant's principal accountant.

(2) During FY 2011, all of the non-audit services provided by BBD were pre-approved by the Audit Committee. Accordingly, the percentage for which pre-approval was waived is zero.

(f) Not applicable.

(g) During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors, its investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)	There were no changes in Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) The Code of Ethics for the Principal Executive and Principal Financial Officer is incorporated by reference to the Registrant’s Form N-CSR filed on March 7, 2008, with accession number 0000950137-08-003375.

(2)	Certifications, as required by Rule 30a-2(a) under the Investment Company Act of 1940, for the Principal Executive Officer and Principal Financial Officer are filed herewith.

(3)	Not applicable.

(b)	Certifications, as required by Rule 30a-2(b) under the Investment Company Act of 1940, for the Principal Executive Officer and Principal Financial Officer are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lifetime Achievement Fund, Inc.

By:	/s/ Roland R. Manarin

Roland R. Manarin

Principal Executive Officer

Date: March 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Roland R. Manarin

Roland R. Manarin

Principal Executive Officer

Date: March 7, 2012

By:	/s/ N. Lynn Bowley

N. Lynn Bowley

Principal Financial Officer

Date: March 7, 2012